SUBORDINATION AGREEMENT

            THIS SUBORDINATION AGREEMENT (this "Agreement"),  executed effective as of the 29th day of September, 2000, is made by ACORN INVESTMENT TRUST on behalf of its series Acorn Fund ("Subordinated Creditor"), and TIDEL
ENGINEERING, L.P., a Delaware limited partnership ("Borrower"), TIDEL TECHNOLOGIES, INC., a Delaware corporation ("Parent" or "Debtor"), in favor of THE CHASE MANHATTAN BANK, a New York state banking corporation, together with its successors and assigns ("Lender").

                              W I T N E S S E T H:

            WHEREAS, on April 1, 1999, Lender, Borrower, and Parent entered into that certain Credit Agreement (including any and all presently existing and hereafter entered into amendments, modifications and restatements thereof, the "Credit Agreement") pursuant to which Lender agreed to make loans and advances (collectively the "Loans") to Borrower and Parent in accordance with the terms thereof;

            WHEREAS, the Loans are evidenced by that certain Revolving Credit Note of even date with the Credit Agreement, in the stated principal amount of $7,000,000.00, and that certain Term Note of even date with the Credit Agreement, in the stated principal amount of $544,000.00, each bearing interest and being payable to the order of Lender as therein provided (together with each renewal, extension, modification, rearrangement thereof and replacement and substitution therefor, collectively, the "Notes");

            WHEREAS, Debtor is indebted to Subordinated Creditor and/or may from time to time become indebted to Subordinated Creditor for other or further indebtedness, liabilities or obligations. All such indebtedness now owing, and all other indebtedness, liabilities or obligations of Debtor to Subordinated Creditor, now or hereafter existing (whether created directly or acquired by assignment or otherwise; whether evidenced by a note, open account, application for letter of credit, or otherwise; whether absolute or contingent; whether joint, several or independent; whether arising by operation of law or otherwise), including, without limitation, that certain loan from Subordinated Creditor to Debtor evidenced by that one certain 6% Convertible Debenture, due September 8, 2004, dated September __, 2000 in the original principal amount of THREE MILLION AND NO/100THS DOLLARS ($3,000,000) ("Subordinated Note") as same may be renewed, consolidated, amended, extended, or otherwise modified plus interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter referred to as the "Subordinated Debt" of Subordinated Creditor; and

            WHEREAS, it is a condition precedent to the making of the Loans to Borrower and Parent by Lender pursuant to the Notes executed by Parent and Borrower, as maker or borrower, and the making by Lender of any further financial accommodation to Borrower and Parent that Subordinated Creditor and Debtor shall have executed and delivered this Agreement to Lender.

            NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loans, Subordinated Creditor and Debtor hereby agree as follows:

            SECTION 1. Agreement to Subordinate. Subordinated Creditor and Debtor agree that the payment of the principal of, and interest on, and all other amounts owing in respect of the Subordinated Debt is and shall be hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all indebtedness, liabilities and obligations of the Borrower and Debtor under the



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Notes or any other document or instrument evidencing,  securing, guaranteeing or in any way pertaining to the Loans (collectively the "Loan Documents"), and all other indebtedness owing by Borrower and/or Parent to Lender howsoever evidenced (such documents evidencing, securing, guaranteeing, or pertaining to such other indebtedness are also included within the definition of the "Loan Documents"), whether now or hereafter existing, whether for principal, interest (including without limitation interest accruing after the commencement of any proceeding referred to in Section 3), or whether fees, expenses or otherwise (all such obligations being the "Senior Indebtedness").

            SECTION 2. A. No Payment on the Subordinated Debt.

            (i) Unless and until all Senior Indebtedness has been paid in full and no commitment is in existence to advance or create Senior Indebtedness:

                       (A) except as provided  in 2.B and 2.C, no payment  shall
            be made by Debtor, directly or indirectly, in respect of the principal of, or interest or premium on, or otherwise owing in respect of, the Subordinated Debt, and

                       (B) except as provided in 2.B and 2.C, Subordinated Creditor shall not ask, demand, sue for, take any action to enforce, take or receive, directly or indirectly, in cash or other property (other than Common Stock), by sale, set-off or in any other manner whatsoever any moneys which may now or hereafter be owing with respect to the Subordinated Debt.

Notwithstanding the foregoing, Subordinated Creditor may demand, sue for, take any action, or commence proceedings to enforce the following so long as Subordinated Creditor does not breach its agreements in Section 4, below:

            (X)  Debtor's   obligations   and   agreements  in  respect  of  the
            Subordinated Debt or under the Subordinated Note and related documents that are non-monetary in nature, and

            (Y) Subordinated Creditor's rights and remedies under the Subordinated Note and related documents (other than rights and remedies consisting of the payment of cash to Subordinated Creditor).

            (ii) In the event that, notwithstanding the provisions of the preceding subsection (i) of this Section 2.A, and except as provided in 2.B and 2.C below, Debtor shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Subordinated Debt while Senior Indebtedness has not been paid in full or while a commitment is in existence to advance or create any Senior Indebtedness, such payment shall be segregated from other funds and property of Subordinated Creditor and held by the Subordinated Creditor, in trust for the benefit of, and shall forthwith be paid over and delivered to, Lender or the holder of Senior Indebtedness (with any necessary endorsement) for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness or held as collateral in the case of non cash property for the payment of the Senior Indebtedness.

            B. Principal and Interest on Subordinated Debt Prior to Default. Notwithstanding anything to the contrary contained in 2.A so long as there shall exist no Event of Default as defined in any of the Loan Documents, Debtor may from time to time pay or cause to be paid, and Subordinated Creditor may receive and retain for its own account, regularly scheduled payments of accrued interest as and when such payments are due on the Subordinated Note. Debtor and Subordinated Creditor will not change the schedule of payments as to principal or interest without Lender's prior written consent. Each of Debtor and Subordinated Creditor shall maintain records with respect to such payments and upon the happening of any Event of Default, Debtor shall have no right to make, and Subordinated Creditor shall cease to have the right to receive and retain, such payments in cash; and any payments in cash received by Subordinated Creditor shall be held in trust for the benefit of Senior Creditor in accordance with this Agreement.

            C.  Payments  on  Subordinated  Debt in Common  Stock or Addition to
Principal Amount Due under the Subordinated Note. Whether or not there shall exist any Event of Default as defined in any of the Loan Documents, Debtor may make, and Subordinated Creditor may receive and retain for its own account, payments of principal, accrued interest, penalties, liquidated damages, premiums, or any other amounts owing under the Subordinated Note and Registration Rights Agreement entered into as of the date hereof between Debtor and the purchasers signatory thereto, either in the form of Common Stock (as such term is defined in the Subordinated Note) or by adding the amount of any such payments to the principal amount due under the Subordinated Note (but not in cash), pursuant to Section 2(c) of the Registration Rights Agreement entered into as of the date hereof between Debtor and the purchasers signatory thereto and Section 7 of the Subordinated Note.


         SECTION 3. In Furtherance of Subordination.

            (a) Upon any distribution of all or any of the assets of Debtor (other than assets constituting Common Stock) (whether in connection with the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Debtor or its debts or whether in any bankruptcy, insolvency, rearrangement, reorganization, receivership, relief or similar proceedings or whether upon an assignment for the benefit of creditors or otherwise) the following provisions shall apply:

            (i) Lender or the holder of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest (including post-petition interest) due thereon before Subordinated Creditor or the holder of the Subordinated Debt is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Subordinated Debt;

            (ii) any payment, dividend or distribution of assets of Debtor of any kind or character, whether in cash, property or securities to which Subordinated Creditor or the holder of the Subordinated Debt would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to Lender or the holder of Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid;

            (iii) in any such proceeding, Lender or the holder of the Senior Indebtedness is hereby irrevocably authorized and empowered (in the name of Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in clauses (i) and (ii) of subsection (a) above and given acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lender or the holder of Senior Indebtedness hereunder;

            (iv) in any proceeding, Subordinated Creditor shall duly and promptly take such action to the extent, and only to the extent as Lender may expressly request:

                  (A) to collect the Subordinated Debt for the account of Lender or the holder of Senior Indebtedness and to file appropriate claims or proofs of claim in respect of the Subordinated Debt;

                  (B) to execute and deliver to Lender such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt; and

                  (C)  to  collect  and   receive   any  and  all   payments  or
distributions which may be payable or deliverable upon or with respect to the Subordinated Debt; and

            (v) in any such proceeding, Subordinated Creditor shall not have any right to setoff against the Subordinated Debt any indebtedness owed by Subordinated Creditor to Debtor (including, without limitation, any right of setoff under Section 553 of the Bankruptcy Code), and Subordinated Creditor hereby irrevocably agrees, to the fullest extent permitted by law, that it will not exercise (and herein waives) any right of setoff.

If the foregoing waivers are adjudicated unenforceable by a court of competent jurisdiction, then Subordinated Creditor agrees that, in the event that it exercises any right of setoff in any such proceeding, Subordinated Creditor will pay directly to Lender or the holder of the Senior Indebtedness remaining unpaid or unprovided for, an amount equal to the amount of Subordinated Debt which was so setoff, for application to such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full;

            (b) in the event that, notwithstanding the foregoing provisions of this Section 3, any payment or distribution of assets of Debtor of any kind or character, whether in cash, property or securities, shall be received by Subordinated Creditor on account of principal or interest on Subordinated Debt before all Senior Indebtedness is paid in full, or effective provision shall have been made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to Lender or the holder of the Senior Indebtedness remaining unpaid or unprovided for, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full; and

            (c) Lender or the holder of the Senior Indebtedness is hereby authorized to demand specific performance of this Agreement, whether or not Debtor shall have complied with any of the provisions hereof applicable to it, at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

            SECTION 4. Subordination of all Liens Subordinated Creditor agrees that it will not hold any lien or security interest in any real or personal property as security for the Subordinated Debt unless Lender has given its prior written consent to the creation thereof. In the event Subordinated Creditor shall acquire any lien or security interest as security for the Subordinated Debt, regardless of whether such lien or security interest is permitted or prohibited by this Agreement or the Loan Documents, Subordinated Creditor will hold such lien or security interest for the benefit of Lender and shall enforce such lien or security interest in accordance with the written instructions of Lender. Any cash or other property received on account of any lien or security interest securing the Subordinated Debt shall be delivered to Lender and, in the case of cash, applied to, or, in the case of other property, held as collateral for, the Senior Indebtedness. To the extent that any Subordinated Debt is now or hereafter secured by a lien or security interest (a "Subordinate Lien") against any real or personal property that is also subject to a lien or security interest securing the Senior Indebtedness (a "Senior Lien"), Subordinated Creditor agrees that such Subordinate Lien shall be second, junior and subordinate to such Senior Lien and such Senior Lien shall be first and prior to such Subordinate Lien. It is further agreed that the priorities specified in the preceding sentence are applicable irrespective of the time or order of attachment or perfection of liens and security interests, or the time or order of filing of liens and security interests, or the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests.

            SECTION 5. No Commencement of Any Proceeding. Subordinated Creditor agrees that, so long as any of the Senior Indebtedness shall remain unpaid, it will not commence, or join with any creditor other than Lender or the holder of Senior Indebtedness in commencing, any proceeding for any distribution of all or any of the assets of Debtor (other than assets constituting Common Stock) (whether in connection with the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Debtor or its debts or whether in any bankruptcy, insolvency, rearrangement, reorganization, receivership, relief or similar proceedings or whether upon an assignment for the benefit of creditors or otherwise).

            SECTION 6. Rights of Subrogation. Subordinated Creditor agrees that no payment or distribution to Lender or the holder of Senior Indebtedness pursuant to the provisions of this Agreement shall entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full.

            SECTION 7. Subordination Legend; Further Assurances. Subordinated Creditor and Debtor will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

            "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Indebtedness (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement effective as of September 8, 2000, by the maker hereof and payee named herein in favor of Lender or the holder of Senior Indebtedness referred to in such Subordination Agreement."

Subordinated Creditor and Debtor each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon Lender's reasonable request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Subordinated Creditor and Debtor each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Lender may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder.

            SECTION 8. No Change in or Disposition of Subordinated Debt. Subordinated Creditor shall not: (a) cancel or otherwise discharge any of the Subordinated Debt, except by the issuance of Common Stock as permitted under the Subordinated Debenture, or subordinate any of the Subordinated Debt to any indebtedness of Debtor other than the Senior Indebtedness, except as provided otherwise in Section 2, above; or (b) permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of the Lender under this Agreement or the Loan Documents.

            SECTION 9. Agreement by the Debtor. Debtor agrees that it will not make any payment of any of the Subordinated Debt, nor take any other action, in contravention of the provisions of this Agreement. Nothing contained in this Agreement is intended to or shall impair, as between Debtor, on the one hand, and its creditors other than the holders of the Senior Indebtedness and the Subordinated Debt, on the other hand, the obligations of Debtor to pay the holders of the Subordinated Debt all amounts owing on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holders of Subordinated Debt, on the one hand, and creditors of the Debtor other than holders of the Senior Indebtedness, on the other hand.

            SECTION 10. Senior Indebtedness Hereunder Not Affected. All rights and interests of Lender or the holder of Senior Indebtedness hereunder, and all agreements and obligations of Subordinated Creditor and Debtor under this Agreement, shall remain in full force and effect irrespective of:

            (i) any lack of validity or enforceability of all or any portion of this Agreement;

            (ii) any change in the amount of interest rate accruing on, time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of any consent to departure from any of the Loan Documents, including, without limitation, changes in the terms of disbursement of the Loan proceeds or repayment thereof, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion;

            (iii) any exchange, release or non-perfection of any collateral or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness; or

            (iv) any other circumstance in respect of this Agreement which might otherwise constitute a defense available to, or a discharge of, Debtor or any guarantor of or in respect of the Senior Indebtedness or the Subordinated Creditor.

            SECTION 11. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

            SECTION 12. Waivers. Subordinated Creditor hereby waives promptness, diligence, notice of acceptance, notice of intention to accelerate, notice of acceleration and any other notice with respect to any of the Senior Indebtedness and this Agreement and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Debtor or any other person or entity or any collateral. Subordinated Creditor waives any right or benefit of any notice of any action, event or circumstance relating to the Senior Indebtedness, including but not limited to the incurrence, modification, default, exercise of remedies, compromise or release of or with respect to Senior Indebtedness.

            SECTION 13. Representations and Warranties.

            (a) Debtor hereby represents and warrants as follows: (i) the Subordinated Debt now outstanding (true and complete copies of any instruments evidencing which having been furnished to the Lender) has been duly authorized by Debtor, has not been amended or otherwise modified and constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms; (ii) there exists no default in respect of any such Subordinated Debt; (iii) Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and Debtor has all requisite corporate power and authority to execute, deliver and perform this Agreement; and (iv) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary corporate action and do not and will not contravene its articles, charter or bylaws; and

            (b) Subordinated Creditor hereby represents and warrants as follows:
(i) Subordinated Creditor owns the Subordinated Debt now outstanding free and clear of any lien, security interest, charge or encumbrance or any rights of others; (ii) The execution, delivery and performance by Subordinated Creditor of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Subordinated Creditor or any of its properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties; (iii) This Agreement is a legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles; and (iv) There exists no default in respect of any Subordinated Debt.

            SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Subordinated Creditor or Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 15. Expenses. Subordinated Creditor and Debtor jointly and severally agree to pay, upon demand, to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Lender or any other holders of Senior Indebtedness may incur in connection with the exercise or enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder.

            SECTION 16. Addresses for Notices. All communications from any party to any other shall be in writing (including telegraphic and telecopy communication). Communications to any party shall be delivered to another party by certified or registered mail, return receipt requested, or sent by private overnight courier or telegraphed, or telecopied, addressed to it at the address of such party specified next to its signature in this Agreement. Any party may designate a different address for receipt of communications by written notice to the other parties. All communications shall be effective when received and if receipt is refused, either three (3) business days after deposit in the mail or the date of attempted delivery as confirmed by private courier service, telegraph company or telecopy operator.

            SECTION 17. No Waiver, Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 18. Continuing Agreement; Transfer of Notes. All warranties, representations and covenants made by Subordinated Creditor or Debtor herein or in any certificate or other instrument delivered by it or on its behalf shall be considered to have been relied upon by Lender and shall survive execution and delivery of the Loan Documents regardless of any investigation by or on behalf of any thereof. This Agreement is a continuing agreement and shall:(i) remain in full force and effect until the Senior Indebtedness shall have been paid in full; (ii) be binding upon Subordinated Creditor, Debtor and its successors and assigns and any subsequent holder of Subordinated Debt; and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Notes or any other evidence of any Senior Indebtedness held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such lender herein or otherwise.

            SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

            SECTION 20. Counterparts and Facsimile Signatures. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Any party to this Agreement may indicate its intention to be bound by this Agreement by its signature to the signature page hereof and the delivery of the signature page hereof to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature page on the signature page hereof by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Agreement in person.

            SECTION 21. Non-Liability of Trustees and Shareholders. A copy of the Declaration of Trust of Acorn Investment Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this agreement is executed on behalf of Acorn Investment Trust by officers of Acorn Investment Trust as officers and not individually. All obligations of Acorn Investment Trust hereunder shall be binding only upon the assets of Acorn
Investment Trust (or the appropriate series thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of Acorn Investment Trust. Neither the authorization of any action provided for by this Agreement by the Trustees of Acorn Investment Trust nor the execution of this agreement on behalf of Acorn Investment Trust shall impose any liability upon any trustee, officer or shareholder of Acorn Investment Trust.

            SECTION 22. Section Headings. Headings are for convenience only and shall be given no substantive meaning or significance in construing this Agreement.

            SECTION 23. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BY AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            IN WITNESS WHEREOF, Debtor and Subordinated Creditor have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                                       SUBORDINATED CREDITOR:

                                       ACORN INVESTMENT TRUST
                                       on behalf of its series Acorn Fund



                                       By:____________________________________
                                       Name:
                                       Title:

                                       Address for Notices:

                                       -----------------------
                                       -----------------------
                                       Attn.:  __________________

                                       LENDER:

                                       THE CHASE MANHATTAN BANK



                                       By:____________________________________
                                            Joanne Bramanti, Vice President

                                       TIDEL ENGINEERING, L.P.,
                                       a Delaware limited partnership

                                       By:   Tidel Cash Systems, Inc.,
                                             its sole general partner


                                             By: ______________________________
                                                  James T. Rash, Chairman


                                       TIDEL TECHNOLOGIES, INC.,
                                       a Delaware corporation



                                       By:_____________________________________
                                            James T. Rash,
                                            Chief Executive Officer

                                       Address for Notices:


                                       Borrower:
                                       Tidel Engineering, L.P.
                                       c/o Tidel Cash Systems, Inc.
                                       5847 San Felipe, Suite 900
                                       Houston, Texas 77057
                                       Attention: James T. Rash

                                       Ultimate Parent:
                                       Tidel Technologies, Inc.
                                       5847 San Felipe, Suite 900
                                       Houston, Texas 77057
                                       Attention: James T. Rash